  As filed with the Securities and Exchange Commission on September  25, 1996

                                                    Registration No.


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            SONOCO PRODUCTS COMPANY
 ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  South Carolina                                          57-0248420
 ---------------------------------------------------------------------------

(State or other jurisdiction                              (I.R.S. Employer
of incorporation)                                         Identification No.)


                             Post Office Box 160
                      Hartsville, South Carolina  29551
 ---------------------------------------------------------------------------
            (Address of principal executive offices and zip code)

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
 ---------------------------------------------------------------------------
                             (Full title of Plan)

                               F. Trent Hill, Jr.
                            Chief Financial Officer
                            Sonoco Products Company
                              Post Office Box 160
                       Hartsville, South Carolina  29551
- ---------------------------------------------------------------------------
                   (Name and address of agent for service)

                               (803) 383-7000
- ---------------------------------------------------------------------------
        (Telephone number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

- -----------------------------------------------------------------------------------------------------------
                                              Proposed              Proposed
                                              maximum               maximum
 Titles of securities   Amount to be          offering price per    aggregate offering    Amount of
 to be registered       registered(1)         share(2)              price(2)              registration fee
- -----------------------------------------------------------------------------------------------------------
 Common Stock,
 no par value           125,000  shares       $28.25                $3,531,250            $1,218
- -----------------------------------------------------------------------------------------------------------



(1) This registration statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of stock splits, stock dividends or similar transactions pursuant to the terms of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, based on the price at which stock of the same class was sold on September 20, 1996.

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8

                                     PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

The document(s) containing the information required in the Section 10(a) Prospectus will be sent or given to employees as specified by Rule 428(b)(1).

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

    (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

         The Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995.

    (b) The Company's Quarterly Reports on Forms 10-Q for the quarters ended March 31, 1996 and June 30, 1996.

         The Company's Current Report on Form 8-K filed on August 5, 1996.

    (c) The description of the Registrant's Securities included in Item 1 of the Registrant's Form 8-A filed on February 16, 1995 is incorporated herein by reference.



In addition, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part thereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS & COUNSEL

Not applicable.

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8


ITEM 6.  INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

Article VIII of the By-laws of the Company provides for the indemnification by the Company of any present or former director, officer or employee of the Company, or any person, who, at the request of the Company, may have served as director or officer of another corporation in which it owns shares or of which it is a creditor. Any such person shall be entitled to reimbursement of expenses and other liabilities to the maximum extent permitted by the laws of the State of South Carolina or by order of any Court having jurisdiction in any action or proceeding to which he is a party by reason of being or having been a director, officer or employee.

Article 9 of the Restated Articles of Incorporation states that no director of the Company shall be personally liable to the Company or to its shareholders for monetary damages for breach of fiduciary duty as director, except to the extent such exemption from liability or limitation thereof is not permitted under the laws of South Carolina, as presently in effect or as the same may hereafter be amended.

Under Article 5 of the South Carolina Business Corporation Act of 1988 ( the "Corporation Act"), a corporation has the power to indemnify directors and officers who meet the standards of good faith and reasonable belief that conduct was lawful and in the corporate interest ( or not opposed thereto) set forth in the Corporation Act. The Corporation Act also empowers a corporation to provide insurance for directors and officers against liability arising out of their positions even though the insurance coverage is broader than the power of the corporation to indemnify. Under the Corporation Act, unless limited by its articles of incorporation, a corporation must indemnify a director or officer who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director or officer against reasonable expenses incurred by him in connection with the proceeding. The registrant's Articles of Incorporation do not provide otherwise.

In addition, the Company maintains directors' and officers' liability insurance for the benefit of its directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8

ITEM 8.   EXHIBITS

Exhibit Number                    Description
- --------------                    -----------
        4.1                       Sonoco Products Company
                                  1996 Non-Employee Directors' Stock Plan

        4.2                       Articles of Incorporation (Incorporated by reference to Exhibit 3 of the Registrant's
                                  Quarterly Report on Form 10-Q for the quarter ended July 2, 1995)

        4.3                       By-Laws (Incorporated by reference to Exhibit 3 of the Registrant's Annual Report on
                                  Form 10-K for the year ended December 31, 1994)

        5                         Opinion (including consent) of Sinkler & Boyd, P.A .

       23.1                       Consent of Coopers and Lybrand L.L.P.

       23.2                       Consent of Sinkler & Boyd, P.A. (included in Exhibit 5)

ITEM 9.  UNDERTAKINGS

 (a)     Rule 415 Offerings

         The undersigned Company hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof ) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration statement;

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8

ITEM 9.  UNDERTAKINGS, continued

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


(b)      Filings incorporating subsequent Exchange Act documents by reference

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h)      Filing of Registration Statement on Form S-8

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8



                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartsville, State of South Carolina on this 25th day of September, 1996.





                              SONOCO PRODUCTS COMPANY
                                     REGISTRANT


                              By:  /S/  C. W. COKER
                                   ---------------------------------------
                                        C. W. COKER
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8



                             SIGNATURES, Continued


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of September, 1996.



                    /s/     C. W. Coker                                              /s/      F. T. Hill, Jr.
- -------------------------------------------------------           -------------------------------------------------------
                            C. W. Coker                                                       F. T. Hill, Jr.
           Principal Executive Officer and Director                         Principal Financial and Accounting Officer


                   /s/     P. C. Browning                                                /s/     J. C. Fort
- -------------------------------------------------------           -------------------------------------------------------
                           P. C. Browning                                                        J. C. Fort
           President and Chief Operating Officer and                                             Director
                          Director

                   /s/     C. J. Bradshaw                                                /s/       P. Fulton
- -------------------------------------------------------           -------------------------------------------------------
                           C. J. Bradshaw                                                          P. Fulton
                           Director                                                                Director

                  /s/        R. J. Brown                                               /s/   B. L. M. Kasriel
- -------------------------------------------------------           -------------------------------------------------------
                             R. J. Brown                                                     B. L. M. Kasriel
                             Director                                                        Director

                  /s/      F. L. H. Coker                                              /s/     R. C. King, Jr.
- -------------------------------------------------------           -------------------------------------------------------
                           F. L. H. Coker                                                       R. C. King, Jr.
                           Director                                                             Director

                   /s/        J. L. Coker                                              /s/   E. H. Lawton, Jr.
- -------------------------------------------------------           -------------------------------------------------------
                              J. L. Coker                                                    E. H. Lawton, Jr.
                              Director                                                       Director

                     /s/   T. C. Coxe, III                                           /s/     H. L. McColl, Jr.
- -------------------------------------------------------           -------------------------------------------------------
                           T. C. Coxe, III                                                   H. L. McColl, Jr.
                           Director                                                          Director

                     /s/   A. T. Dickson                                              /s/      E. C. Wall, Jr.
- -------------------------------------------------------           -------------------------------------------------------
                           A. T. Dickson                                                       E. C. Wall, Jr.
                           Director                                                            Director

                                                                                       /s/      D. D. Young
                    /s/   R. E. Elberson                          -------------------------------------------------------
- -------------------------------------------------------                                         D. D. Young
                          R. E. Elberson                                                        Director
                          Director

                            SONOCO PRODUCTS COMPANY
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                    FORM S-8


                                 EXHIBIT INDEX


  Exhibit Number                          Description
  --------------                          -----------

         4.1                  Sonoco Products Company
                              1996 Non-Employee Directors' Stock Plan

         4.2                  Articles of Incorporation (Incorporated by reference to Exhibit 3 of the Registrant's
                              Quarterly Report on Form 10-Q for the quarter ended
                              July 2, 1995)

         4.3                  By-Laws (Incorporated by reference to Exhibit 3 of the Registrant's Annual Report on Form
                              10-K for the year ended December 31, 1994)

           5                  Opinion (including consent) of Sinkler & Boyd, P.A

        23.1                  Consent of Coopers and Lybrand L.L.P.

        23.2                  Consent of Sinkler & Boyd, P.A. (included in Exhibit 5)